MongoDB Appoints Mark Porter As Chief Technology Officer Former AWS & Oracle executive brings 30+ years of database expertise to the leading database platform NEW YORK — June 29, 2020 — MongoDB, Inc. (NASDAQ: MDB), the leading, modern    general purpose database platform, today announced the appointment of Mark Porter as Chief Technology Officer, effective July 20. Porter will oversee the office of the CTO and play a key role in driving the company’s technology vision. With this appointment, Porter will step down from MongoDB’s Board of Directors. Porter joins MongoDB from Grab, Southeast Asia's super app that provides everyday services such as ride-hailing, food, package, grocery delivery, mobile payments and financial services to millions of people. At Grab, Porter was CTO, Core Technology and Transport, and he led teams across Grab's eight R&D centers in Asia, America and Europe. Prior to Grab, Porter led many Amazon Web Services’ (AWS) database efforts including the AWS Relational Database Service (RDS), Amazon Aurora and RDS for PostgreSQL, the AWS Database Migration Service and the AWS Schema Conversion Tool. Earlier in his career, Porter was CTO of a division of Newscorp, a Vice President of Engineering at Oracle Corporation and an early member of the Oracle Database Kernel group. He began programming at age 16 and has over three decades of experience in databases, systems programming, video compression, system performance, and scalability. Porter is also a named inventor on 11 patents. “Mark’s background in cloud computing, distributed systems and database engineering, from both a supplier and customer perspective, is quite rare,” said Dev Ittycheria, President & CEO of MongoDB. “MongoDB has grown very quickly by getting developers to recognize the power, flexibility, and scalability of the document model to serve as the foundation of a modern, general purpose data platform. Mark’s vast experience in building leading data persistence platforms, helping businesses execute for massive scale, and consuming next-generation technologies is exactly what we need for our next phase of growth.” “I saw the mainstreaming of the relational database and have been watching how modern companies consume technology throughout my career,” said Porter. “Companies need to develop applications faster and easier and MongoDB is the database that developers most want to use. MongoDB’s document model and flexibility are vital for building modern, mission-critical applications. Instead of scaling their understanding of multiple interfaces, developers can unlock the true value of data through MongoDB’s unified platform.” About MongoDB MongoDB is the leading modern, general purpose database platform, designed to unleash the power of software and data for developers and the applications they build. Headquartered in New York, MongoDB has more than 18,400 customers in over 100 countries. The MongoDB database platform has been downloaded over 110 million times and there have been more than one million MongoDB University registrations. Investor Relations Brian Denyeau ICR for MongoDB 646-277-1251 ir@mongodb.com Media Relations Ben Wolfson/Tom McMahon MongoDB communications@mongodb.com Forward-Looking Statements This press release includes certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements concerning the appointment of our Chief Technology Officer and our future growth. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts and statements identified by words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “will,” “would” or the negative or plural of these words or similar expressions or variations. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and are subject to a variety of assumptions, uncertainties, risks and factors that are beyond our control including, without limitation: the impact that the precautions we have taken in our business relative to the ongoing COVID-19 pandemic may have on our business; our ability to continue to build and maintain credibility with the developer community; our ability to add new customers or increase sales to our existing customers; the growth and expansion of the market for database products and our ability to penetrate that market; and our ability to manage our growth effectively and successfully recruit and retain additional highly-qualified personnel. These and other risks and uncertainties are more fully described in our filings with the Securities and Exchange Commission (“SEC”), including under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended April 30, 2020, filed with the SEC on June 5, 2020, and other filings and reports that we may file from time to time with the SEC. Except as required by law, we undertake no duty or obligation to update any forward-looking statements contained in this release as a result of new information, future events, changes in expectations or otherwise.